UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.86 per share	RELI	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.86 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of Spetner Associates, Inc. are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference:

●	The audited consolidated financial statements of Spetner Associates, Inc. as of and for the years ended December 31, 2024 and 2023, and the related notes thereto.
●	The unaudited consolidated financial statements of Spetner Associates, Inc. as of and for the three months ended March 31, 2025 and 2024, and the related notes thereto.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of Reliance Global Group, Inc., giving effect to the proposed acquisition of Spetner Associates, Inc. is filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference:

●	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2025, and unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2025.
●	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2024, and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2024.

(d) Exhibits

Exhibit Number	Description
99.1	Audited Financial Statements of Spetner Associates, Inc. for the Years Ended December 31, 2024 and 2023 & Unaudited Financial Statements of Spetner Associates, Inc. for the Three Months Ended March 31, 2025 and 2024
99.2	Management’s Discussion and Analysis of Spetner Associates, Inc. for the Year Ended December 31, 2024 and 2023
99.3	Management’s Discussion and Analysis of Spetner Associates, Inc. for the Three Months Ended March 31, 2025 and 2024
99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements of Reliance Global Group, Inc. as of and for the Three Months Ended March 31, 2025
99.5	Unaudited Pro Forma Condensed Consolidated Financial Statements of Reliance Global Group, Inc. as of and for the Year Ended December 31, 2024
23.1	Consent of Urish Popeck & Co., LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: June 24, 2025	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer